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                                EXHIBIT 10 (g)






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                            TERMINATION OF GUARANTY


         THIS TERMINATION OF GUARANTY (the "Termination Agreement") is made and entered into as of this 17th day of September, 1996, by and among ASA INVESTMENTS, INC., a Delaware corporation ("Guarantor"), MANUFACTURERS HANOVER LEASING INTERNATIONAL CORP. ("MHLI"), BANK OF AMERICA ILLINOIS ("Bank America"), NATIONSBANK, N.A. (SOUTH) ("NationsBank"), NATIONAL BANK OF CANADA ("National Canada"), THE ROYAL BANK OF CANADA ("Royal Canada"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), KAWASAKI LEASING, (USA) INC. ("Kawasaki"), and SOUTHTRUST BANK OF GEORGIA, N.A. ("SouthTrust") (MHLI, Bank America, NationsBank, National Canada, Royal Canada, CIBC, Kawasaki, and SouthTrust are hereinafter sometimes referred to collectively as the Lenders" and individually as a "Lender").

             W   I   T   N   E   S   E   T   H        T   H   A   T

         WHEREAS, Guarantor has previously executed and delivered for the benefit of Lenders that certain Guaranty dated December 24, 1986 (the "Guaranty") under which Guaranty the Guarantor has guaranteed certain obligations owed by Atlantic Southeast Airlines, Inc. ("ASA") to the Lenders as described in the Guaranty (collectively the "Subject Obligations"); and

         WHEREAS, notwithstanding that the Subject Obligations shall remain in existence, pursuant and in accordance with Item 12 of the Guaranty, the Lenders and the Guarantor desire to terminate the Guaranty so as to relieve the Guarantor from all further responsibility and liability under the Guaranty.

         NOW THEREFORE, for and in consideration of the mutual promises contained herein, Ten ($10) Dollars in hand paid by Guarantor to each Lender, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. The parties hereby terminate the Guaranty and agree that the Guaranty shall be of no further or continuing force or effect. The Lenders agree that the Guarantor is hereby relieved of all responsibilities, obligations, and liabilities incurred under or in connection with the Guaranty and shall have no responsibility whatsoever for all or any part of the Subject Obligations. Each Lender does hereby for and on behalf of itself and its respective successors and assigns, release, remise and forever discharge Guarantor and all of its respective successors and assigns (other than ASA) of and from any and all debts, claims, causes of action, and other amounts arising under or in connection with the Guaranty or the Subject Obligations.

         2. This Termination Agreement shall be governed by the laws of the State of Georgia. This Termination Agreement may be executed in one or more counterparts all of which



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together shall constitute one in the same original.  This Termination Agreement shall be binding upon the parties hereto and their respective heirs, successors, assigns, and legal representatives.

         IN WITNESS WHEREOF, the Guarantor and each Lender have each caused this Termination Agreement to be executed by its duly authorized officers and its seal to be affixed hereto as of the day and year first above written.


MANUFACTURERS HANOVER                     ASA INVESTMENTS, INC.
LEASING INTERNATIONAL CORP.

By: /s/ Joseph D. Mellon                  By: /s/ Ronald V. Sapp
    --------------------------------          --------------------------------
    Its: Attorney-in-Fact                     Its: Treasurer


BANK OF AMERICA                           NATIONSBANK, N.A. (SOUTH)


By: /s/ Patrick Horan                     By: /s/ Kathryn W. Robinson
    --------------------------------          --------------------------------
    Its: Senior Vice President                Its: Senior Vice President


NATIONAL BANK OF CANADA                   THE ROYAL BANK OF CANADA


By: /s/ William L. Berry                  By: /s/ Don Calancie
    --------------------------------          --------------------------------
        Its: Vice President                   Its: Senior Manager


CANADIAN IMPERIAL BANK OF                 KAWASAKI LEASING, (USA)
  COMMERCE                                  INC.


By: /s/ Roger Colden                      By: /s/ Shigeru Inada
    --------------------------------          --------------------------------
    Its: Authorized Signatory                 Its: President


SOUTHTRUST BANK OF GEORGIA, N.A.


By: /s/ Ron Fontenot
    --------------------------------
        Its: Vice President



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